Exhibit 10.36
PLEDGE AND SECURITY AGREEMENT
THIS PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”) is made as of the 17th day of February, 2010, by and between ULTRALIFE CORPORATION, a Delaware corporation (referred to herein as “Pledgor”), in favor of RBS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC. (“Lender”) under the Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, Pledgor, certain of Pledgor’s subsidiaries (the “Co-Borrowers”) and Lender are parties to that certain Credit Agreement, dated as of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, Lender will make available to Pledgor and the Co-Borrowers revolving credit loans in an aggregate amount of up to Thirty Five Million Dollars ($35,000,000) (the “Revolving Loans”); and
WHERAS, the Secured Party and Pledgor have entered into a Security Agreement as the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).
WHEREAS, Pledgor owns the percentages of the issued and outstanding shares of capital stock described on Exhibit A attached hereto (“Shares”) of its subsidiaries listed thereon (each, a “Subsidiary” and collectively, the “Subsidiaries”); and
WHEREAS, as a condition to Lender’s entry into the Credit Agreement and to the making of the Revolving Loans and the other extensions of credit thereunder, Lender has required that Pledgor enter into this Pledge Agreement, pursuant to which, among other things, Pledgor shall grant a security interest in all of its right, title and interest in and to the Shares, and related collateral more fully described herein as security for its obligations under the Credit Agreement and each of the agreements, documents and instruments executed and delivered in connection with the Credit Agreement; and
WHEREAS, Pledgor desires to obtain the Revolving Loans, and/or the other extensions of credit under the Credit Agreement, and has determined that it is and will be in its best interest and to the direct advantage of Pledgor to agree to make and execute this Pledge Agreement in favor of Lender to induce Lender to enter into the Credit Agreement and to extend to Pledgor the credit contemplated by the Credit Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Pledgor hereby agrees, for the benefit of Lender, as follows:
1. Definitions. When used herein, the following terms shall have the following respective meanings:
“Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended, or supplemented from time to time.

“Collateral” shall have the meaning given such term in Section 2 hereof.
“Event of Default” means the occurrence of any one or more of the following events:
(a) the occurrence of any Event of Default under, and as such term is defined in, the Credit Agreement; or
(b) any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress, or any other event or condition shall occur or exist which shall result in Lender no longer having a perfected, first priority security interest in the Collateral, subject only to Permitted Liens; or
(c) this Pledge Agreement ceases to be in full force and effect or Pledgor renounces or disputes any of its obligations hereunder.
“Foreign Subsidiary” means any Subsidiary that is a foreign corporation within the meaning of Section 7701 of the Code. As of the date of this Agreement, each of the Subsidiaries is a Foreign Subsidiary.
“Permitted Liens” means the Liens on the Collateral expressly permitted under Section 7.01 of the Credit Agreement.
“Pledged Stock” shall have the meaning given such term in Section 2(a) hereof.
“Secured Obligations” means (a) any and all principal, interest, fees and other sums due or to become due in connection with the Revolving Loans and other extensions of credit made pursuant to the Credit Agreement; and (b) any and all other indebtedness, liabilities and obligations of the Pledgor and the Co-Borrowers to Lender of every kind and description, whether direct, indirect or contingent, now or hereafter existing, due or to become due, whether arising under this Pledge Agreement, the Credit Agreement or any other Loan Document.
“Stock” means all shares, options, interests, participations or other equivalents (howsoever designated) of or in any Person, whether certificated or uncertificated, and whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.
Except to the extent otherwise defined herein, all other capitalized terms contained in this Pledge Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

2. Pledge. Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to Lender, as security for the payment and performance when due of all the Secured Obligations, a security interest in, all of Pledgor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”):
(a) not more than sixty-six percent (66%) of the Shares of the voting Stock of each Subsidiary and each other Foreign Subsidiary, from time to time acquired by Pledgor in any manner from and after the date hereof, whether or not represented by certificates (collectively, the “Pledged Stock”), including, without limitation, all stock rights, rights to subscribe, stock splits, stock dividends, new securities and certificates, subscriptions, additions and replacements declared or issued with respect to or on account of any Pledged Stock,
(b) all cash, dividends, distributions, payments, additional securities, interests, investment property, general intangibles, accounts and other property at any time and from time to time arising or receivable or otherwise distributed in respect of or in exchange for any and all such Pledged Stock, whether now owned or existing or hereafter acquired or arising; and
(c) all products and proceeds of any of the foregoing.
3. Representations and Warranties of Pledgors. Except as may otherwise be represented or warranted in the Credit Agreement, Pledgor represents and warrants to Lender as follows:
(a) Corporate Existence and Qualification. Pledgor is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and is duly qualified as a foreign limited liability company in good standing in each other state wherein the conduct of its business or the ownership of its property requires such qualification.
(b) Authority; Valid and Binding Effect. Pledgor has the power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Pledge Agreement and the other Loan Documents to which it is a party, and has taken all necessary and appropriate action, corporate or otherwise, to authorize the execution, delivery and performance of this Pledge Agreement and such other Loan Documents to which it is a party. This Pledge Agreement and the other Loan Documents to which Pledgor is a party constitute the valid and legally binding obligations of Pledgor, enforceable against Pledgor and each in accordance with their respective terms except to the extent enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and other similar laws applicable to creditors generally.
(c) No Conflict. The execution, delivery and performance by Pledgor of this Pledge Agreement (a) is not in contravention of any provisions of Applicable Law; (b) will not violate or result in a default under any agreement or indenture to which Pledgor is a party or by which Pledgor or any of its assets or properties are bound; (c) does not contravene Pledgor’s Certificate of Incorporation, By-Laws, or other applicable organizational documents; and (d) will not result in or require the creation or imposition of any Lien on any of the property or assets of Pledgor other than Liens in favor of Lender created by this Pledge Agreement.

(d) Governmental Action. The execution, delivery and performance of this Pledge Agreement does not require any registration with, consent or approval of, or any notice to, or other action to, with or by any Governmental Authority, except for (a) filings, consents or notices which have been obtained and a copy thereof furnished to Lender; and (b) filings necessary to perfect the Liens granted by this Pledge Agreement.
(e) Security Interest. This Pledge Agreement and the pledge of the Collateral pursuant hereto create a valid and, together with and upon the physical delivery of certificates evidencing the Shares to Lender, perfected first priority security interest in the Collateral in favor of Lender, securing the payment of the Secured Obligations, and all filings and all other actions necessary or desirable to perfect such security interest have been taken.
(f) Title. Pledgor is the legal and equitable owner of, and has the complete and unconditional authority to pledge, its Collateral and holds the same free and clear of any and all liens, claims, charges, encumbrances and security interests of any nature whatsoever, except for the security interest created by this Pledge Agreement; no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender, relating to this Pledge Agreement; Pledgor has not granted or given any proxy, power of attorney, option or right of first refusal with respect to any of the Collateral except to Lender; and Pledgor is not a party to any agreement which restricts its right to vote, assign, pledge, transfer or give a proxy or power of attorney with respect to any of the Collateral or any interest therein.
(g) Pledged Shares. The Pledged Shares constitute not more than sixty-six percent (66%) of the issued and outstanding shares of Stock of each of the Subsidiaries of Pledgor, all of which Shares have been duly authorized, are validly issued in full compliance with all applicable securities laws and other Applicable Law, and are fully paid and nonassessable; and there are no existing options, warrants or commitments of any kind or nature or any outstanding securities or other instruments convertible into shares of any class of voting stock of such Subsidiaries, and no stock of such Subsidiaries is held in treasury of such Subsidiaries.
(h) No Violation of Securities Laws. Pledgor’s execution and delivery of this Pledge Agreement does not directly or indirectly violate or result in a violation of any securities laws.
(i) Uncertificated Shares. Except as described on Exhibit A hereto, all shares of Stock included in the Collateral are evidenced by stock certificates and constitute “certificated securities” as such term is defined in Article 8 of the Uniform Commercial Code. There are no certificates or other instruments or documents evidencing or representing any of the shares of Stock shown on Exhibit A hereto as being uncertificated (the “Uncertificated Stock”), and Pledgor will cause any and all instruments, documents, or certificates hereafter issued evidencing or representing such Uncertificated Stock or other Collateral hereafter issued or arising which is not evidenced by any documents or instruments (each in transferable form, duly endorsed if required or accompanied by executed undated instruments of transfer in blank satisfactory to Lender) to be forthwith delivered to and deposited with Lender in pledge hereunder (and held apart separately in trust for the benefit of Lender, pending such delivery). The Uncertificated Stock has not been represented by any certificates since the issuance thereof and at all times subsequent thereto and including the date of this Pledge Agreement. The Uncertificated Stock is not credited to a “securities account” within the meaning of the Uniform Commercial Code. After giving effect to this Pledge Agreement and the other Loan Documents, no Person other than Lender has “control” within the meaning of Article 8 of the Uniform Commercial Code in respect of the Uncertificated Stock. Pledgor has not elected and will not cause or elect to have the Uncertificated Stock governed by Article 8 of the Uniform Commercial Code. Pledgor shall not permit or suffer (i) the Uncertificated Stock to be represented by any certificates or otherwise become “certificated securities” or to be credited to a “securities account” within the meaning of the Uniform Commercial Code or (ii) any Person other than Lender to have “control” within the meaning of Article 8 of the Uniform Commercial Code in respect of the Uncertificated Stock.
(j) Principal Place of Business, Etc. The current and former corporate and fictitious names utilized by the Pledgor, the chief executive office of the Pledgor, the office where the Pledgor keeps its records concerning the Collateral and each place of business of the Pledgor are all set forth in the Disclosure Schedule to the Security Agreement.
4. Covenants and Agreements of Pledgors. Unless specifically provided for otherwise in the Credit Agreement or in a prior written consent or waiver from the Lender, Pledgor covenants and agrees as follows:
(a) Delivery of Certificates. Concurrently with the execution of this Pledge Agreement, Pledgor will deliver to Lender all certificates evidencing the Collateral, accompanied by executed stock powers in blank, and such other instruments or documents as Lender or their counsel may reasonably request.
(b) After Acquired Collateral Delivery. Promptly, and in any event within ten (10) days after Pledgor acquires any additional Stock or receives or is issued any Stock or other securities or property in respect of any of the Collateral, whether or not for value paid for it, Pledgor shall (1) deliver such Stock or other securities or property (including, but not limited to, any and all certificates evidencing any such Stock or securities) to Lender together with stock powers or other necessary instruments of transfer, executed in blank, all to be held subject to the terms of this Pledge Agreement; and (2) execute and deliver such pledge agreements, security agreements, financing statements or other instruments, documents or agreements as may be necessary to confirm, evidence or perfect the security interests granted hereby.
(c) No New Stock. Except as permitted by the Credit Agreement, Pledgor will not, subsequent to the date of this Pledge Agreement, cause or permit any of its Subsidiaries to issue any Stock or securities convertible into Stock.
(d) No New Pledges; Voting Rights. Pledgor shall not grant, give or pledge or permit to exist any other liens, claims, charges, encumbrances and security interests of any nature whatsoever with respect to any of the Shares, except for the security interest created by this Pledge Agreement. Pledgor shall not grant or give any proxy, power of attorney, option or right of first refusal with respect to any of the Shares except to Lender. Pledgor shall not be a party to any agreement which restricts its right to vote, assign, pledge, transfer or give a proxy or power of attorney with respect to any of the Shares or any interest therein.

(e) Taxes. Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral owned by it prior to the date on which penalties attach thereto, except where the same may be contested in good faith by appropriate proceedings and for which adequate reserves have been established.
(f) No Transfer. Other than as permitted under Section 7.08 of the Credit Agreement, Pledgor will not sell, assign, transfer or otherwise dispose of all or any portion of the Collateral owned by Pledgor, or any rights therein.
(g) Further Assurances. Pledgor agrees at any time and from time to time, at Pledgor’s expense, to execute and deliver all further instruments and documents and to perform all acts and do all things that may be reasonably necessary or desirable or that Lender may request, now or hereafter, to evidence, preserve or protect the creation, attachment or perfection of the security interests herein granted to Lender, or to enable Lender, to exercise and enforce its rights and remedies hereunder with respect to the Collateral including, without limitation, all action specified in Section 6 hereof.
(h) No Amendments. Pledgor will not approve or consent to any changes to the Certificate of Formation, Operating Agreement or other organizational document of any Subsidiary which would in any way impair or diminish the rights of Lender hereunder.
(i) Right to Perform. In the event that Pledgor fails or refuses to perform any of its respective obligations set forth herein, Lender, shall have the right, without obligation, to do all things it deems necessary to discharge the same, and any sums paid by Lender, or the cost thereof, including without limitation, attorneys’ fees, shall constitute Secured Obligations, be secured by the Collateral and bear interest as provided in the Credit Agreement until paid.
(j) No Obligation. Pledgor acknowledges and agrees that nothing contained herein shall obligate Lender, or impose a duty upon Lender to assume any duties or obligations of Pledgor with respect to any of the Collateral.
5. Distributions; Etc.
(a) Right of Pledgor to Receive Distributions. So long as no Event of Default has occurred and is continuing hereunder or under the Credit Agreement, or would exist upon the payment of the distribution amounts described in this Section 5(a), Pledgor shall have the right to receive cash distributions declared and paid with respect to the Collateral owned by Pledgor, to the extent such distributions are permitted by the Credit Agreement. Any and all stock or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Subsidiary or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Subsidiary may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by Pledgor, shall be received in trust, for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender, as Collateral in the same form as so received (together with any necessary endorsements).

(b) Holding Collateral; Exchanges. Lender may hold any of the Collateral, endorsed or assigned in blank, and may deliver any of the Collateral to Pledgor for the purpose of making denominational exchanges or registrations or transfers or for such other reasonable purpose in furtherance of this Pledge Agreement as Lender may deem desirable. Lender shall have the right, at any time in its discretion and without notice to Pledgor to transfer to or register in the name of Lender, or any of its nominees, any or all of the Collateral; provided that notwithstanding the foregoing, until any transfer of beneficial ownership with respect to the Collateral pursuant to any exercise of remedies under Section 6 hereof, Pledgor shall continue to be the beneficial owner of the Collateral.
(c) Termination of Pledgor’s Right to Receive Distributions. Upon and after the occurrence of any Event of Default and during the continuation thereof, all rights of Pledgor to receive any cash distributions pursuant to Section 5(a) hereof shall cease, and all such rights shall thereupon become vested in Lender, and Lender shall have the sole and exclusive right to receive and retain the distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 5(a) hereof. In such event, Pledgor shall pay over to Lender any distributions received by it with respect to the Collateral and any and all money and other property paid over to or received by Lender pursuant to the provisions of this Section 5(c) shall be retained by Lender as Collateral hereunder and/or shall be applied to the repayment of the Secured Obligations in accordance with the provisions hereof.
6. Remedies. Upon and after the occurrence and during the continuance of an Event of Default, Lender shall have the following rights and remedies:
(a) Set-Off. The right of Lender to set-off, without notice to Pledgor, any and all deposits at any time credited by or due from Lender to Pledgor whether in a general or special, time or demand, final or provisional account or any other account or represented by a certificate of deposit and whether or not matured or contingent, against the Secured Obligations.
(b) Secured Creditor. All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Pledge Agreement.

(c) Right of Sale. Lender may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times (1) apply any cash distributions received by Lender pursuant to Section 5(c) hereof to the Secured Obligations; and (2) if following such application there remains outstanding any Secured Obligations, sell the remaining Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as Lender shall deem appropriate. At any such sale, the Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Lender may (in its sole and absolute discretion) determine. Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of the sale of the Collateral may have been given. In case the sale of all or part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again. At any sale or sales made pursuant to this Section 6(c), Lender may bid for and purchase, free from any claim or right of whatever kind, including any equity of redemption, of Pledgor any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Collateral offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to Lender by Pledgor as a credit against the purchase price; and Lender, upon compliance with the terms of sale, may hold, retain and dispose of the Collateral without further accountability therefor to Pledgor or any third party. Lender shall be authorized at any sale (if, on the advice of counsel, it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any sale Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys’ fees incurred by Lender for collection and for acquisition, completion, protection, removal, sale and delivery of the Collateral; second, to interest due upon any of the Secured Obligations; and third, to the principal of the Secured Obligations. If any deficiency shall arise, Pledgor shall remain liable to Lender therefor in accordance with the terms of the Credit Agreement. If any surplus shall remain, Lender shall pay such surplus to the Pledgor.
(d) Notice. Any notice required to be given by Lender of a sale, or other disposition of the Collateral or any other intended action by such Lender, given to Pledgor in the manner specified in Section 9(i) at least ten (10) days prior to the date of such intended action, shall constitute commercially reasonable and fair notice thereof to Pledgor.
(e) Securities Laws. Pledgor understands that compliance with the Securities laws may very strictly limit the course of Lender’s conduct if Lender attempts to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral may dispose of the same. Pledgor agrees that even if Lender shall accept the first offer received or does not approach more than one possible purchaser such sale shall still be deemed commercially reasonable. Without limiting the generality of the foregoing, Pledgor clearly understands and agrees that Lender shall be entitled to place all or any part of the Collateral for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Collateral for its own account, and that Lender shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers.

7. Power of Attorney; Proxy.
(a) Appointment of Lender as Pledgor’s Attorney-In-Fact. Pledgor irrevocably designates, makes, constitutes and appoints Lender, (and all Persons designated by Lender), as its true and lawful attorney (and agent-in-fact) and Lender, or Lender’s agent, may, without notice to Pledgor, in the name of Pledgor, or in the name of Lender: (i) after the occurrence of an Event of Default at such time or times thereafter (so long as such default shall be continuing) as Lender or said agent, in its reasonable discretion may determine, endorse the name of Pledgor, upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into Lender’s possession; and (ii) after the occurrence of an Event of Default, (1) transfer the Collateral on the books of Pledgor with full power of substitution in the premises, and (2) do all acts and things necessary, in Lender’s reasonable discretion, to fulfill the obligations of Pledgor under this Pledge Agreement. This power of attorney shall not be deemed to revoke any other power of attorney granted by Pledgor nor shall any subsequent power granted by Pledgor revoke this power unless there is a specific reference to this power and such revocation is permitted under this Pledge Agreement.
(b) Irrevocable Proxy. Following the occurrence of any Event of Default, upon the delivery of notice from Lender to Pledgor affirmatively assuming voting rights with respect to the Stock included in the Collateral, Lender, or its nominee, without further notice or demand of any kind to Pledgor shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as Lender, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by Lender of any of its rights and remedies under this Section shall not be deemed a disposition of Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by Lender of any of the Collateral in satisfaction of any of the Secured Obligations.
8. Release and Termination. Pledgor acknowledges and agrees that this Pledge Agreement shall continue in full force and effect unless and until all Secured Obligations have been fully and irrevocably paid and performed and all financing arrangements between Pledgor and Lender have been terminated. After this Pledge Agreement has terminated, Lender, at Pledgor’s expense, shall return all Collateral then in its possession and control to Pledgor and take such further action as Pledgor may reasonably request to evidence such termination.
9. Miscellaneous.
(a) Modification of Agreement; Sale of Interest. This Pledge Agreement may not be modified, altered or amended, except by an agreement in writing signed by Pledgor, and Lender. Pledgor may not sell, assign or transfer this Pledge Agreement or any portion thereof, including, without limitation, Pledgor’s rights, title, interests, remedies, powers, and/or duties hereunder. Pledgor hereby consents to Lender’s assignment and transfer of this Pledge Agreement including, without limitation, Lender’s rights, title, interests, remedies, powers, and/or duties hereunder upon the appointment of any successor to Lender. Pledgor also hereby consents to the assignment or transfer, at any time or times hereafter, of the beneficial interests granted under this Pledge Agreement or of any portion thereof, upon the participation, sale, assignment, transfer, or other disposition by Lender in accordance with the Credit Agreement.

(b) Expenses. Pledgor will upon demand pay to Lender the amount of all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel, that Lender may actually incur in connection with (1) the administration of this Pledge Agreement, (2) the custody, preservation or sale of or the collection from, or other realization upon, any of the Collateral, (3) the exercise, enforcement of any rights of Lender hereunder, and/or (4) the failure by Pledgor to perform or observe any of the provisions hereof.
(c) Loan Document. This Pledge Agreement shall be construed as a Loan Document and shall be subject to all of the benefits, terms and conditions of the Credit Agreement with respect thereto.
(d) Waiver by Lender. Each and every right and remedy granted to Lender under this Pledge Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. The failure of Lender, at any time or times hereafter, to require strict performance of any provision of this Pledge Agreement by Pledgor shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default by Pledgor under this Pledge Agreement shall not suspend, waive or affect any other Event of Default by Pledgor under this Pledge Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Pledgor contained in this Pledge Agreement and no Event of Default hereunder shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing signed by a duly authorized representative of Lender and directed to Pledgor specifying such suspension or waiver.
(e) Severability. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.
(f) Parties. This Pledge Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Pledgor and Lender. This provision, however, shall not be deemed to modify Section 9(a) hereof.
(g) Conflict of Terms. If any provision contained in this Pledge Agreement is in conflict with, or inconsistent with, any provision in the Credit Agreement, the provision contained in the Credit Agreement shall govern and control.

(h) Waivers by Pledgor. Except as otherwise provided for in this Pledge Agreement, Pledgor hereby waives (1) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Pledgor may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (2) any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender’s remedies; and (3) the benefit of all valuation, appraisement and exemption laws.
(i) Notices. All notices, requests, demands and other communications under this Pledge Agreement shall be in writing and shall be deemed to have been given or made when delivered in the manner set forth in Section 10.05 of the Credit Agreement.
(j) Survival. All representations, warranties and covenants made herein shall survive the execution and delivery of all of this Pledge Agreement and the other Loan Documents. The terms and provisions of this Pledge Agreement shall continue in full force and effect until all of the Secured Obligations have been paid in full and Lender has terminated the Credit Agreement in writing, whichever last occurs; provided, further that Pledgor’s obligations under Section 9(b) shall survive the repayment of the Secured Obligations and the termination of this Pledge Agreement.
(k) Time of the Essence. Time is of the essence in each provision of this Pledge Agreement of which time is an element.
(l) Section Titles. The section titles contained in this Pledge Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
(m) Reinstatement. This Pledge Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor, or any of them, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or custodian, trustee or similar officer for Pledgor, or any of them, or any part of their respective property, or otherwise, all as though such payments had not been made.
(n) Counterparts. This Pledge Agreement may be executed in two (2) or more counterparts, each of which when fully executed shall be an original and all of said counterparts taken together, shall constitute one and the same agreement. Any signature page to this Pledge Agreement may be witnessed by a telecopy or facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

(o) Master Pledge and Security Agreement. This Pledge Agreement is a master agreement and it is the intent of the parties hereto that the identity of Pledgor hereunder may change from time to time if new Subsidiaries of Pledgor are required to join this Pledge Agreement as additional Pledgors (the “Additional Pledgors”). Any such Subsidiary may join this Pledge Agreement as an Additional Pledgor by executing and delivering to Lender, a joinder agreement, in a form satisfactory to Lender (a “Joinder Agreement”), with a copy of this Pledge Agreement attached thereto. Upon execution and delivery of a Joinder Agreement by an Additional Pledgor, such Additional Pledgor shall thereafter be regarded as a “Pledgor” hereunder as if such Additional Pledgor had been an original party to this Pledge Agreement and Lender shall have received, by virtue of this Pledge Agreement and such Joinder Agreement, a valid Lien on and security interest in any Collateral described in such Joinder Agreement and in all other collateral relating thereto. Neither the addition of any Additional Pledgor to this Pledge Agreement nor the release by Lender of any Pledgor party to this Pledge Agreement shall affect the obligations of any other Pledgor under this Pledge Agreement or any other Loan Document and Pledgor waives any defenses it may have arising out of the addition of any Additional Pledgor or the release of any Pledgor or any Collateral hereunder.
(p) GOVERNING LAW; JURISDICTION. This Agreement will be deemed to be a contract under the laws of the State of New York and for all purposes will be governed by and construed and enforced in accordance with the laws of said State. The Pledgor consents to the exclusive jurisdiction and venue of the federal and state courts located in Erie County, New York, in any action on, relating to or mentioning this Agreement the other Loan Documents, or any one or more of them.
(q) WAIVER OF JURY TRIAL. THE PLEDGOR AND THE LENDER EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVE ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND NEITHER WILL AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT OR ANY OF THE LOAN DOCUMENTS.
IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed by its duly authorized officers as of the day and year first above written.

Pledgor ULTRALIFE CORPORATION
By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer